ILLUMENATE Pivotal Stellarex DCB IDE Study 12-Month Results Sean Lyden, MD On behalf of Co-PI Prakash Krishnan, MD and the ILLUMENATE Pivotal Investigators Cleveland Clinic Cleveland, Ohio

Disclosure Statement of Financial Interest • Grant/Research Support • Consulting Fees/Honoraria • Other Financial Benefit • Cook, Cordis, Gore, Endologix, Bolton, Silkroad, Trivascular, Medtronic, Spectranetics, Bard • Spectranetics, Biomet, Endologix, TVA Medical • VIVA Physicians Board Member Within the past 12 months, I or my spouse/partner have had a financial interest/arrangement or affiliation with the organization(s) listed below. Affiliation/Financial Relationship Company

Background  SFA disease remains a challenge to manage  Current PTA results from DCB trials are associated with improved outcomes over OPC goals 1,2,3  Drug-coated balloons have improved patency over PTA in randomized trials 1,2  Severe calcium, diabetes, CKD, women and small vessels remain a problem for current technologies4,5,6,7 1 N Engl J Med. 2015 Jul 9;373(2):145-53 2 J Am Coll Cardiol. 2015 Dec 1;66(21):2329-38 3 Catheter Cardiovasc Interv. 2007 May 1;69(6):910-9 4 J Endovasc Ther. 2016 Oct;23(5):731-7 5JACC Cardiovasc Interv. 2014 Aug;7(8):923-33 6 J Vasc Interv Radiol. 2016 Aug;27(8):1204-14 7 Cardiovasc Intervent Radiol. 2014 Aug;37(4):898-907 Fo r E U D is tri bu tio n on ly . D 03 23 82 -0 0 11 20 16

Study Device: StellarexTM DCB (Spectranetics) CAUTION: Investigational device. Not for sale or distribution in the United States. EnduraCoatTM technology: • Low dose paclitaxel, 2 µg/mm2 • Excipient: Polyethylene Glycol (PEG) • Proprietary open-folded coating technology Balloon catheter features: • Catheter shaft designed for pushability • Low 0.039” tip entry profile • Flexible balloon and tip for tracking through tortuous anatomy Fo r E U D is tri bu tio n on ly . D 03 23 82 -0 0 11 20 16

Stellarex Program: Sites & Investigators ILLUMENATE FIH 80 subjects enrolled 3 EU sites ILLUMENATE Pivotal IDE 300 subjects enrolled 43 US & EU sites ILLUMENATE Global 371 subjects enrolled 37 EU & AUS/NZ sites ILLUMENATE EU RCT 328 subjects enrolled 18 EU sites ILLUMENATE PK 25 subjects enrolled 2 NZ sites P. Faries, NY, USA C. Bosarge, FL, USA K. Niazi, GA, USA O. Rosales, TX, USA A. Jain, CA, USA M. Shishehbor, OH, USA R. Sachar, NC, USA G. Al-Khoury, PA, USA W. Bachinsky, PA, USA M. Goodwin, IL, USA J. Cardenas, AZ, USA J. Angle, VA, USA M. Werner, Vienna, Austria J. Park, TX, USA M. Brodmann, Graz, Austria M. Mewissen, WI, USA C. Mena-Hurtado, CT, USA E. Korngold, OR, USA J. Mustapha, MI, USA P. Desai, NC, USA J. Ricci, MI, USA M. Ghani, OK, USA M. Khuddus, FL, USA W. Miller, CO, USA W. Crowder, MS, USA C. Pollock, TN, USA M. Laiq Raja, TX, USA D. Paolini, OH, USA G. Ansel, OH, USA D. Fry, IA, USA C. Joels, TN, USA T. Gensler, VA, USA J. Sandhu, PA, USA R. Kovach, NJ, USA L. Lopez, IN, USA G. Schultz, SD, USA N. Farhat, OH, USA G. Mayeda, CA, USA E. Kang, GA, USA B. Katzen, FL, USA C. Metzger, TN, USA A. Nanjundappa, WV, USA J. Henretta, NC, USA Fo r E U D is tri bu tio n on ly . D 03 23 82 -0 0 11 20 16

Trial Objective and Design • Stellarex DCB vs. PTA • Multicenter prospective randomized trial • Follow-up for 5 years • Independent adjudication: • Angiographic Core Laboratory1 • Duplex Ultrasound Core Laboratory2 • Clinical Events Committee • Data Safety Monitoring Board • Monitoring with 100% source data verification Rutherford 2-4 Clinical Selection Criteria Successful Pre- Dilatation Screen Failure Pre-screening Screening no Randomized 2:1 DCB Cohort (N=200) PTA Cohort (N=100) 1.Beth Israel Deaconess Medical Center, Boston, MA 2.VasCore, Boston, MA Objective: Demonstrate safety and effectiveness of the Stellarex DCB vs. standard PTA for treatment of arterial disease in the SFA and/or popliteal arteries Fo r E U D is tri bu tio n on ly . D 03 23 82 -0 0 11 20 16

Primary Endpoints Primary Safety Endpoint: Freedom from device- and procedure-related death through 30 days and freedom from target limb major amputation and clinically-driven TLR through 12 months Primary Effectiveness Endpoint: Primary patency at 12 months, defined as freedom from target lesion restenosis (determined by duplex ultrasound PSVR ≤ 2.5) and freedom from clinically-driven TLR at 12 months Fo r E U D is tri bu tio n on ly . D 03 23 82 -0 0 11 20 16

Key Eligibility Criteria Key Inclusion Criteria • Rutherford class 2, 3 or 4 • Lesion located in the SFA and/or popliteal • Has at least one patent run-off vessel below-the-knee • Lesion length 3-18 cm Key Exclusion Criteria • Acute or sub-acute thrombus in target vessel • Significant inflow disease • In-stent restenosis • Concentric calcification that precluded PTA pre-dilatation • Use of adjunctive therapies (i.e. atherectomy or cutting/scoring balloons) Fo r E U D is tri bu tio n on ly . D 03 23 82 -0 0 11 20 16

Baseline Characteristics ITT Data Set Stellarex PTA p Age (years) 68.3 ± 10.3 (200) 69.8 ± 9.8 (100) 0.225 Rutherford Clinical Category 0.735 2 31.5% (63/200) 35.0% (35/100) 3 64.5% (129/200) 60.0% (60/100) 4 4.0% (8/200) 5.0% (5/100) ABI 0.75±0.21 (193) 0.76± 0.2 (100) 0.508 Hypertension 93.5% (187/200) 94.0% (94/100) 0.867 Hyperlipidemia 88.0% (176/200) 90.0% (90/100) 0.606 Prior Coronary Revasc. 45.0% (90/200) 48.0% (48/100) 0.623 Fo r E U D is tri bu tio n on ly . D 03 23 82 -0 0 11 20 16

Baseline Characteristics ITT Data Set Stellarex PTA p Female 44% (88/200) 36% (36/100) 0.185 Diabetes 49.5% (99/200) 52.0% (52/100) 0.683 Renal Insufficiency 18.0% (36/200) 16.0% (16/100) 0.666 BMI ≥ 30 39.5% ( 79 /200) 30.0% (30/100) 0.107 Previous or Current Smoker 84.0% (168/200) 75.0% (75/100) 0.061 Fo r E U D is tri bu tio n on ly . D 03 23 82 -0 0 11 20 16

Baseline Core Lab Angiographic Data ITT Data Set Stellarex PTA p Lesion Length (cm) 8.0 ± 4.5 (199) 8.9 ± 4.6 (100) 0.105 Restenotic1 9.5% (19/200) 18.0% (18/100) 0.035 Total Occlusion 19.0% (38/200) 18.0% (18/100) 0.834 Severe Calcification 43.9% (87/198) 43.0% (43/100) 0.877 Diameter Stenosis (%) 73.9 ± 16.9 (200) 74.8 ± 17.0 (100) 0.673 Reference Vessel Diameter (mm) 4.86 ± 0.92 (200) 5.15 ± 1.05 (100) 0.017 0-1 Patent Run-off Vessels 32.5% (54/166) 30.5% (25/82) 0.745 1. Site reported data Fo r E U D is tri bu tio n on ly . D 03 23 82 -0 0 11 20 16

Procedural Characteristics Stellarex PTA p Pre-dilatation Performed1 100% (200/200) 100% (100/100) N/A Study Device Inflation Time1 (min/lesion) 3.9 ± 2.0 (200) 3.7 ± 2.3 (100) 0.557 Post-DCB/PTA Dissection2 Grade D Grade E/F (Flow-limiting) 20.0% (40/200) 0.0% (0/193) 12.0% (12/100) 0.0% (0/98) 0.084 N/A Bail-out Stent Placement1 6.0% (12/200) 6.0% (6/100) 1.000 Post-procedure Diameter Stenosis (%)2 25.2 ± 11.7 (199) 27.4 ± 10.1 (100) 0.107 1. Site-reported data 2. Per Angiographic Core Lab Fo r E U D is tri bu tio n on ly . D 03 23 82 -0 0 11 20 16

Primary Safety Endpoint ITT Data Set Composite of freedom from device & procedure-related death through 30 days post-procedure and freedom from target limb major amputation and CD-TLR through 12 months post-procedure (410 days) • Stellarex1: 92.1% (174/189) • PTA1: 83.2% (79/95) • Difference: [95%CI]2 8.3% [0.03%, 16.57%] • P=0.0013 Superiority Endpoint Achieved 1 Data are based on complete data without multiple imputation and presented as % (n/N). 2 Estimate of the difference (DCB-PTA) and 95% CI are based on the model based estimates resulting from multiple-imputation of missing data. p-value is 1-sided for a non-inferiority margin of 5% (for DCB-PTA) and based on the model based estimates resulting from multiple-imputation of missing data. 3 Since non-inferiority of safety was met and additionally the lower bound of the 95% CI of the difference was greater than 0%, testing for superiority was conducted. The p-value for the superiority comparison was 0.0246, demonstrating superiority of the DCB group against the PTA group Fo r E U D is tri bu tio n on ly . D 03 23 82 -0 0 11 20 16

Key Safety Outcomes ITT Data Set Stellarex PTA Difference [95% CI]2 12-Month MAEs1 9.4% (18/191) [18] 17.7% (17/96) [18] -8.3% [-17.0%, 0.4%] CV Death 1.6% (3/191) [3] 2.1% (2/96) [2] -0.5% [-3.9%, 2.8%] Target Limb Amputation 0.0% (0/189) [0] 0.0% (0/95) [0] N/A Clinically- Driven TLR 7.9% (15/189) [15] 16.8% (16/95) [16] -8.9% [-17.4%, -0.5%] 12-Month All- Cause Mortality 2.6% (5/192) 2.1% (2/96) 0.5% [-3.1%, 4.2%] 1. Numbers are % (n/N) [Events]- Denominator includes subjects with an event or those without an event having follow-up on or past the opening of the visit window. 2. Confidence interval of the difference is exact when the smallest expected cell count was less than 5. Otherwise the confidence interval of the difference is asymptotic. Fo r E U D is tri bu tio n on ly . D 03 23 82 -0 0 11 20 16

CD-TLR1 Free at 12 Months: 93.6% ITT Data Set 1. Clinically-driven TLR defined as reintervention due to PSVR≥2.5 (or >50% stenosis via angio) with an increase in the RCC >1 category or deterioration in the ABI by >0.15 compared to maximum early post-procedural level. Per subject analysis. 80.0% @ day 410 91.0% @ day 410 DCB 93.6% @ day 365 PTA 87.3% @ day 365 * Fo r E U D is tri bu tio n on ly . D 03 23 82 -0 0 11 20 16

12 Month Primary Effectiveness Endpoint ITT Data Set Absence of restenosis (Duplex PSVR ≤ 2.5) & freedom from CD-TLR through 12 months (410 days) • Stellarex1: 76.3% (135/177) • PTA1: 57.6% (53/92) • Difference: [95% CI]2 16.9% [5.1%, 28.7%] • P=0.003 Superiority Endpoint Achieved 1 Data are based on complete data without multiple imputation and presented as % (n/N) 2 Estimate of the difference (DCB-PTA) and 95% CI are based on the model based estimates resulting from multiple- imputation of missing data. p-value is 1-sided and based on the model based estimates resulting from multiple- imputation of missing data Fo r E U D is tri bu tio n on ly . D 03 23 82 -0 0 11 20 16

Key Secondary Endpoints ITT Data Set Percent of Subjects with Improvements at 12 Months vs. Baseline 1. CD-TLR rate in the Stellarex arm = 7.9% vs. 16.8% in the PTA arm 73.8% 86.9% 79.0% 73.0% 88.3% 75.8% Walking Distance (6 MWT) RCC Classification Ankle-Brachial Index PTA Stellarex Similar outcomes at 12 months, with ~ 50% fewer re-interventions in the DCB arm.1 Fo r E U D is tri bu tio n on ly . D 03 23 82 -0 0 11 20 16

Primary Patency at 12 Months ITT Data Set Primary patency is defined as freedom from restenosis (determined by duplex ultrasound PSVR threshold of 2.5) and freedom from clinically-driven TLR at 12 months. Assessed per lesion. KM estimates reported at day 410 to capture all patients and events within the full 320-410 follow-up window. Rates from the middle of the protocol visit window (365 days) reported for consistency and comparative purposes with other trials. 50.4% @ day 410 73.7% @ day 410 Δ23.3% DCB 82.3% @ day 365 PTA 70.9% @ day 365 * For EU Distribution only. D032382-00 112016

Data in Context with Core Lab* Adjudicated 12-Month Patency Rates 1. Brodmann M. Oral presentation. AMP Symposium, Chicago, IL, Aug 10, 2016 2. Laird JR et al. J Am Coll Cardiol 2015;66:2329-38, P.Krishnan Oral Presentation. VIVA 2016 3. Rosenfield K, Jaff MR, White CJ, et al. The New England Journal of Medicine. 2015;373(2):145-153. 1 2 *VasCore (Boston, MA); PSVR: 2.5, KM estimates at day 365 (360 for IN.PACT SFA) 3 Fo r E U D is tri bu tio n on ly . D 03 23 82 -0 0 11 20 16

Conclusions • Stellarex is a low-dose (2 µg/mm2) DCB • One of the most complex patient groups studied in DCB IDE trials • Severe calcium 43.9%, diabetes 49.5%, 0-1 runoff 32.5% • 12-Month DCB Primary Patency: 82.3% • 12-Month DCB Freedom from CD-TLR: 93.6% • Both primary safety and effectiveness endpoints demonstrated superiority of Stellarex over PTA • Results reaffirm prior data  ILLUMENATE FIH and EU Randomized Trial Fo r E U D is tri bu tio n on ly . D 03 23 82 -0 0 11 20 16